UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 03, 2022

BROADSTONE NET LEASE, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-39529	26-1516177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Clinton Square
Rochester, New York		14604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 585 287-6500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value	BNL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed solely to correct an immaterial inadvertent error with respect to Adjusted EBITDAre, and a correlative change to the Net Debt to Annualized Adjusted EBITDAre ratio disclosed in the attached Press Release of Broadstone Net Lease, Inc. (the “Company”), dated May 4, 2022 and quarterly supplemental information for the quarter ended March 31, 2022. The Company previously overstated Adjusted EBITDAre by $1.149 million, or 1.4%. Correction of this resulted in a correlative change in the Net Debt to Adjusted EBITDAre ratio from the previously reported ratio of 5.07x to 5.14x. The corrections to Adjusted EBITDAre and the Net Debt to Annualized EBITDAre ratio are included in the corrected Press Release furnished as Exhibit 99.1 hereto and the quarterly supplemental information furnished as Exhibit 99.2 hereto.

Item 2.02 Results of Operations and Financial Condition.

On May 4, 2022, Broadstone Net Lease, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Additionally, on May 4, 2022, the Company made available on its website an updated presentation containing quarterly supplemental information pertaining to its operations and financial results including the quarter ended March 31, 2022. A copy of the quarterly supplemental information is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The press release and quarterly supplemental information are also available on the Company’s website.

The information contained in this Item 2.02, including the information contained in the press release attached as Exhibit 99.1 hereto and quarterly supplemental information attached as Exhibit 99.2 hereto, are being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. References to the Company’s website in this Current Report on Form 8-K and in the attached Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated May 4, 2022
99.2	Quarterly Supplemental Information for the Quarter Ended March 31, 2022

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROADSTONE NET LEASE, INC.

Date:	May 4, 2022	By:	/s/ John D. Callan
Name: John D. Callan Title: Senior Vice President, General Counsel and Secretary